Exhibit 99.1

Dear Holders of Warrants of Catcher Holdings, Inc:

Catcher Holdings, Inc. (the “Company”), at the direction of its Board of Directors, is offering you an opportunity (the “Offer”) as a holder of the Company’s Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants or Series E Warrants (collectively the “Warrants”) to exercise your Warrants to acquire shares of the Company’s Common Stock at a reduced Warrant Price (as that term is defined in the respective Warrants), as indicated on the table below (the “Reduced Warrant Price”), provided that you exercise your Warrants prior to December 13, 2007. The Offer may only be accepted by holders that qualify as an “accredited investor” (as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended).

Warrant Series	Warrant Price	Reduced Warrant Price
Series A	$1.50	$0.80
Series B	$2.00	$0.80
Series C	$2.50	$0.80
Series D	$3.50	$0.80
Series E	$2.50	$0.80

The Offer is being made to raise funds in connection with the merger with Vivato Networks, Inc. and to finance our current operations. The Company’s financial statements for the quarter ended September 30, 2007 disclosed that the Company would need approximately $1.0 million of additional capital through December 2007 and approximately $6.5 million in 2008. In addition, the Company disclosed that it would need to raise between $5 million to $12 million in the next 90 to 120 days to support our current and anticipated operations. The Company intends to spend approximately $8,200,000 on product development and selling, general and administrative costs through 2008. The remaining capital is anticipated to fund the growth of sales force and to fund production. The Company’s estimated cash balance at November 10, 2007 was $100,000.

To address our need for additional capital, the Company engaged Kaufman Bros., L.P., an investment bank, and is working with that firm on a series of activities to raise funds. This Offer to exercise your Warrants is an integral part of reaching our capital raising goal, which the Company believes will provide support for not only current operations but also subsequent capital raising activities.

The Company has scheduled a conference call for 5 p.m. Eastern Standard time on December 5, 2007 to provide a corporate update and to answer any questions about the update or the terms of the Offer. Dial-in information will be posted on the Company’s website at www.catcherinc.com a few days prior to the call.

For your convenience, a copy of the warrant exercise form for the Warrants is attached hereto as Exhibit A (the “Warrant Exercise Form”).

If you would like to exercise your Warrants at the Reduced Warrant Price you must execute and return to the Company no later than 5 p.m. Eastern Time on December 13, 2007 (the “Expiration Date”), each of the following:

1.	A fully executed Warrant Exercise Form indicating your election to exercise such series of Warrants held by you as of the date of your election;

2.	Your original executed Warrants; and

3.	Payment of the full Warrant Price for your Warrants (see wire instructions provided below).

Upon receipt of each of the foregoing documents, the Company will, as soon as reasonably possible, have delivered to you by the Company’s Transfer Agent a stock certificate for the number of shares of Common Stock purchased upon exercise of such Warrant.

IMPORTANT: Only holders who return each of the foregoing completed and fully executed documents to the Company on or prior to the Expiration Date will be eligible to receive shares of Common Stock at the Reduced Warrant Price. If you do not return each of the foregoing documents to the Company by the Expiration Date, and deliver immediate payment of the exercise proceeds as set forth below, you will not receive shares of Common Stock at the Reduced Warrant Price.

Any decision to participate in the Offer involves a number of risks and uncertainties, which are described in the Company’s filings on Forms 10-QSB and 10-KSB with the SEC under the heading “Risk Factors,” which may be reviewed on the SEC’s website at www.sec.gov. The Company urges each holder of a Warrant to review the Company’s filings with the SEC in connection with such holder’s decision on whether or not to exercise such holder’s Warrants. Copies of any such filings may be obtained, without charge, by request to the Company at 44084 Riverside Parkway, Leesburg, VA, 20176 Attention: Denis McCarthy.

If you desire to receive shares of Common Stock at the Reduced Warrant Price please execute and return the Warrant Exercise Form for any exercised shares to the Company by fax to (925) 887-6747, and originals to 44084 Riverside Parkway, Leesburg, VA, 20176 Attention: Denis McCarthy no later than the Expiration Date. In addition, the proceeds for shares being purchased by exercise of your Warrants should be sent to the Company on or about the Expiration Date to the following:

Domestic Wire Transfer:

To	Sil Vly Bk SJ
Bank Name	Silicon Valley Bank
Bank Address	3003 Tasman Drive Santa Clara, CA 92054, USA
Routing & Transit #:	121140399
For Credit of:	Catcher Holdings, Inc.
Credit Account #	3300471457
By Order of:	[Name of Sender]

International Wire Transfer:

To	FC – Silicon Valley Bank
Bank Name	Silicon Valley Bank
Bank Address	3003 Tasman Drive Santa Clara, CA 92054, USA
Routing & Transit #:	121140399
Swift Code	SVBKUS6S
For Credit of:	Catcher Holdings, Inc.
Credit Account #	3300471457
By Order of:	[Name of Sender]

Warrant Exercise Forms received after the Expiration Date will not be honored for purposes of eligibility to receive shares of Common Stock at the Reduced Warrant Price.

If you have any questions regarding any of the foregoing, please contact me at (925) 949-8309.

Thank you for your continued support

Sincerely,

/s/ Denis McCarthy
Denis McCarthy Chief Financial Officer

EXHIBIT A

CATCHER HOLDINGS, INC.

WARRANT EXERCISE FORM

To: Catcher Holdings, Inc.:

In connection with this exercise, the undersigned represents and warrants that: (i) the undersigned is an “accredited investor” as that term is defined in the Securities Act of 1933, as amended; and (ii) the undersigned has read and reviewed the reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended, including (x) those filed pursuant to Section 13(a) or 15(d) thereof and (y) those portions of such reports contained under the heading “Risk Factors,” and has had the opportunity to ask questions of Company representatives regarding the contents of such reports.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant (“Warrant”) included herewith for, and to purchase thereunder by the payment of the Reduced Warrant Price and surrender of the Warrant, shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_________________________________________________	_________________________________________________
Name

_________________________________________________	_________________________________________________
Federal Tax ID or Social Security No.

_________________________________________________
Address

and delivered by (certified mail to the above address, or electronically (provide DWAC Instructions: ), or (other (specify): ______________________________), and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: _______________, ___

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Warrant Signature:	____________________________________	____________________________________
____________________________________
Name (please print):	____________________________________	____________________________________
Address
Federal Identification or Social Security No.	____________________________________	____________________________________
Fax Number
Email Address:	____________________________________